Exhibit 99.1

ECO BUILDING PRODUCTS, INC.
CHARTER OF THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS

As adopted on July 2, 2015

I. STATEMENT OF POLICY

This Charter specifies the scope of the responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Eco Building Products, Inc. (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

The Committee has the responsibility and authority to oversee the accounting and financial reporting processes of the Company, the integrity of the financial reports and other financial information and the audits of the Company’s financial statements. The Committee shall also review the qualifications, independence and performance, and approve the terms of engagement of the Company’s independent auditor, review the performance of the Company’s internal audit function and prepare any reports required of the Committee under rules of the Securities and Exchange Commission (“SEC”).

The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter, to compensate its advisors, and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attestation services for the Company. The Committee, at its discretion, has the authority to initiate investigations, and hire legal, accounting or other outside advisors or experts to assist the Committee, as it deems necessary, to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company’s bylaws (as the same may be amended from time to time) and governing law, as the Committee or the Board deems necessary or appropriate.

II. ORGANIZATION AND MEMBERSHIP REQUIREMENTS

Each member of the Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee, and shall be comprised of three or more directors, each of whom must be determined by the Board to satisfy the independence and experience requirements of the NASDAQ Stock Market (“NASDAQ”), provided that the Committee membership shall be subject to the exemptions afforded issuers under SEC and NASDAQ rules. Specifically, the Committee shall have one independent member at the time of the Company’s listing on the NASDAQ Capital Market, a majority of independent members within 90 days of listing and all members independent within one year of the date of listing. In addition, one director who does not meet the independence criteria of NASDAQ, but is not a current employee or officer, or an immediate family member of an employee or officer, may be appointed to the Committee, subject to the approval of the Board pursuant to, and subject to the limitations under, the “exceptional and limited circumstances” exceptions as provided under the rules of NASDAQ. In addition, the Committee shall not include any member who:

●  has participated in the preparation of the financial statements of the Company or any current subsidiary at any time during the past three (3) years;
●  accepts any consulting, advisory or other compensatory fee, directly or indirectly, from the Company, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board; or
●  is an affiliate of the Company or any subsidiary of the Company, other than a director who meets the independence requirements of NASDAQ.

Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. In addition, at least one member shall have past employment experience in finance or accounting, professional certification in accounting or other comparable experience or background resulting in the individual being financially sophisticated, which may include being or having been a chief executive officer, chief financial or other senior officer with financial oversight responsibilities. In addition, at least one member of the Committee shall be an “audit committee financial expert” within the definition adopted by the SEC.

Each member of the Committee shall serve until his or her successor is duly elected and qualified or until such member’s earlier resignation, removal or death. Any member of the Committee may be removed or replaced by the Board on the recommendation of the Nominating and Corporate Governance Committee. Unless a chairperson is elected by the full Board, the members of the Committee may designate a chairperson by majority vote of the full Committee membership. The chairperson shall preside at all regular meetings of the Committee and set the agenda for each Committee meeting.

III. MEETINGS

The Committee shall meet as often as it determines, but not less frequently than on a quarterly basis. A quorum shall consist of at least a majority of the members of the Committee. Formal actions to be taken by the Committee shall be by unanimous written consent or by the affirmative vote of at least a majority of the members present (in person or by telephone conference call) at a meeting at which a quorum is present. The Committee may form and delegate authority to subcommittees, or to one or more members of the Committee, when appropriate. The Committee shall meet with management, internal auditors and the independent auditor in separate executive sessions as appropriate. The Committee shall meet with the independent auditor and management to review the Company’s financial statements and financial reports. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

IV. COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Committee shall have the following authority and responsibilities, subject to such modification and additional authority as the Board may approve from time to time:

A. Oversight of the Company’s Independent Auditor

1. Be directly and solely responsible for the appointment, compensation, retention and oversight of any independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, with each such auditor reporting directly to the Committee.

2. Periodically review and discuss with the independent auditor (i) the matters required to be discussed by Auditing Standards No. 16 and (ii) any formal written statements received from the independent auditor consistent with and in satisfaction of Independence Standards Board Standard No. 1, as amended, including without limitation, descriptions of (x) all relationships between the independent auditor and the Company, (y) any disclosed relationships or services that may impact the independent auditor’s objectivity and independence and (z) whether any of the Company’s senior finance personnel were recently employed by the independent auditor.

3. Evaluate annually the qualifications, performance and independence of the independent auditor, including a review of whether the independent auditor’s quality-control procedures are adequate and a review and evaluation of the lead partner of the independent auditor, taking into account the opinions of management and the Company’s internal auditors, and report to the Board on its conclusions, together with any recommendations for additional action.

4. Consult with the independent auditor to assure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit every five years, and consider issues related to the timing of such rotation and the transition to new lead and reviewing partners, and report to the Board on its conclusions.

5. Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement; provided, that (i) the Committee may establish pre-approval policies and procedures for any engagement to render such services, provided that such policies and procedures (x) are detailed as to particular services, (y) do not involve delegation to management of the Committee’s responsibilities hereunder and (z) provide that, at its next scheduled meeting, the Committee is informed as to each such service for which the independent auditor is engaged pursuant to such policies and procedures; and (ii) the Committee may delegate to one or more members of the Committee the authority to grant pre-approvals for such services so long as the decisions of such member(s) to grant any such pre-approval shall be presented to the Committee at its next scheduled meeting.

6. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

7. Approve as necessary the termination of the engagement of the independent auditor.

8. Establish policies for the hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company, taking into account the impact of such policies on auditor independence.

9. Review with the independent auditor any accounting adjustments that were noted or proposed by the independent auditor but that were “passed” (as immaterial or otherwise), any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement, any “management” or “internal control” letter or schedule of unadjusted differences issued, or proposed to be issued, by the independent auditor to the Company or any other material written communication provided by the independent auditor to the Company’s management.

10. Review with the independent auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within United States generally accepted accounting principles (“GAAP”) that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

B. Review of Financial Reporting, Policies and Processes

1. Review and discuss with management and the independent auditor the Company’s annual audited financial statements and any certification, report, opinion or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

2. Review and discuss with management all press releases regarding the Company’s financial results and any other information provided to securities analysts and rating agencies, including any non-GAAP financial information.

3. Periodically meet separately with management and with the independent auditor.

4. Review with management its assessment of the effectiveness and adequacy of the Company’s internal control structure and procedures for financial reporting (“Internal Controls”), and consider with management and the independent auditor whether any changes to the Internal Controls are appropriate in light of management’s assessment.

5. To the extent that it deems appropriate, review with management its evaluation of the Company’s procedures and controls designed to assure that information required to be disclosed in the Company’s periodic reports is recorded, processed, summarized and reported in such reports within the time periods specified by the SEC for the filing of such reports (“Disclosure Controls”), and consider whether any changes are appropriate in light of management’s evaluation of the effectiveness of such Disclosure Controls.

6. Review and discuss with management and the independent auditor any off-balance sheet transactions or structures and their effect on the Company’s financial results and operations, as well as the disclosure regarding such transactions and structures in the Company’s public filings.

7. Review any special audit steps adopted in light of material control deficiencies.

C. Risk Management, Related Party Transactions, Legal Compliance and Ethics

1. Review with the Chief Executive Officer and Chief Financial Officer of the Company any report on significant deficiencies in the design or operation of the Internal Controls that could adversely affect the Company’s ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls.

2. Review and approve any related-party transactions, after reviewing each such transaction for potential conflicts of interests and other improprieties.

3. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

4. In consultation with the Nominating and Corporate Governance Committee, maintain a Code of Business Conduct and Ethics applicable to all employees and directors of the Company, which meets the requirements of Item 406 of the SEC’s Regulation SK and the rules of NASDAQ, and provide for and review prompt disclosure to the public of any change in, or waiver of, such Code of Business Conduct and Ethics. Review such Code of Business Conduct and Ethics periodically and recommend such changes to such Code of Business Conduct and Ethics as the Committee, together with the Nominating and Corporate Governance Committee, shall deem appropriate, and adopt procedures for monitoring and enforcing compliance with such Code of Business Conduct and Ethics.

5. As requested by the Board, review and investigate conduct alleged by the Board to be in violation of the Company’s Code of Business Conduct and Ethics, and adopt as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct.

6. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company’s financial statements or accounting policies.

 7. Discuss guidelines and policies to govern the process by which risk assessment and management is undertaken and handled. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

8. Review with the Company’s general counsel, or in the absence of a general counsel, the Company’s chief financial officer, and report to the Board on litigation, material government investigations and compliance with applicable legal requirements and the Company’s Code of Business Conduct and Ethics.

9. Prepare the committee report required by the rules of the SEC to be included in the Company’s annual proxy statement.

10. The Committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board.

V. ANNUAL REVIEW

The Committee shall review and reassess the adequacy of this Charter at least annually. The Committee shall also review on at least an annual basis the scope of responsibilities of the Committee and the Committee’s performance of its duties. Any proposed changes to this Charter or the scope of the Committee’s responsibilities, where indicated, shall be referred to the Board for appropriate action.